Trade receivables	12 Months Ended
Dec. 31, 2020
Trade receivables.
Trade receivables

7. Trade receivables

Credit terms provided to customers are determined individually and are dependent on already existing customer relationships and the customer’s payment history.

Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.

Impairment

	Year Ended December 31,
	2020	2019
	(€ in thousands)
Balance at beginning of period	187	383
Provisions	52	38
Write-offs	(26)	(102)
Release to income	(30)	(132)
Balance at end of period	183	187

Release to income includes changes in expected loss allowance which amounted to a gain of kEUR 23 for the business year 2020, and were recorded in other operating income in the Company’s consolidated statements of comprehensive loss.